SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): March 12, 2004


             Credit Suisse First Boston Mortgage Securities Corp.,

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,
         -------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Delaware                     333-97955             13-3320910
---------------------------------   ------------------   ---------------------
(State or Other Jurisdiction of        (Commission         (I.R.S. Employer
         Incorporation)                File Number)        Identification No.)

                               11 Madison Avenue
                           New York, New York 10010
     -------------------------------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

      Registrant's telephone number, including area code (212) 325-2000
                                                         ----- --------


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Item 5.  Other Events.
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     Credit Suisse First Boston Mortgage Securities Corp. (the "Company")
entered into a pooling and servicing agreement dated as of March 11, 2004 among the Company, as depositor (in such capacity, the "Depositor"), Midland Loan Services, Inc., Keycorp Real Estate Capital Markets, Inc. and NCB, FSB as master servicers (in such capacity, the "Master Servicers"), Lennar Partners, Inc. and National Consumer Cooperative Bank, as special servicers (in such capacity, the "Special Servicers"), and Wells Fargo Bank, N.A., as trustee (in such capacity, the "Trustee") (the "Pooling and Servicing Agreement"). On March 12, 2004, in accordance with the Pooling and Servicing Agreement, the
Depositor: (a) established a trust (the "Trust"), the primary assets of which consisted of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"); and (b) caused the issuance of the Series 2004-C1 Commercial Mortgage Pass-Through Certificates (the "Certificates"), which collectively evidence the entire beneficial ownership of the Trust and its assets. The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

     The Company entered into a mortgage loan purchase agreement dated as of February 26, 2004 by and between the Depositor and Column Financial, Inc. ("Column") (the "First Column MLPA"). Certain of the Mortgage Loans (the "Group 1 Column Mortgage Loans") were acquired by the Company under the First Column MLPA. The First Column MLPA sets forth representations and warranties made by Column in respect of the Group 1 Column Mortgage Loans, the benefit of which were assigned by the Depositor to the Trust. The First Column MLPA is annexed hereto as Exhibit 4.2

     The Company entered into a mortgage loan purchase agreement dated as of February 26, 2004 by and between the Depositor, Column and KeyBank National Association ("KeyBank"), as an additional party (the "Second Column MLPA"). Certain of the Mortgage Loans (the "Group 2 Column Mortgage Loans"; the Group 1 Column Mortgage Loans and the Group 2 Column Mortgage Loans, collectively, the "Column Mortgage Loans") were acquired by the Company under the Second Column MLPA. The Second Column MLPA sets forth representations and warranties made by KeyBank in respect of the Group 2 Column Mortgage Loans, the benefit of which were assigned by the Depositor to the Trust. The Second Column MLPA is annexed hereto as Exhibit 4.3

     The Company entered into a mortgage loan purchase agreement dated as of February 26, 2004 by and between the Depositor and KeyBank (the "KeyBank MLPA"). Certain of the Mortgage Loans (the "KeyBank Mortgage Loans") were acquired by the Company under the KeyBank MLPA. The KeyBank MLPA sets forth representations and warranties made by KeyBank in respect of the KeyBank Mortgage Loans, the benefit of which were assigned by the Depositor to the Trust. The KeyBank MLPA is annexed hereto as Exhibit 4.4

     The Company entered into a mortgage loan purchase agreement dated as of February 26, 2004 by and between the Depositor and PNC Bank, National Association ("PNC") (the "PNC MLPA"). Certain of the Mortgage Loans (the "PNC Mortgage Loans") were acquired by the Company under the PNC MLPA. The PNC MLPA sets forth representations and warranties made by PNC in respect of the PNC Mortgage Loans, the benefit of which were assigned by the Depositor to the Trust. The PNC MLPA is annexed hereto as Exhibit 4.5

     The Company entered into a mortgage loan purchase agreement dated as of February 26, 2004 by and between the Depositor and NCB, FSB ("NCB") (the "NCB MLPA"). Certain of the Mortgage Loans (the "NCB Mortgage Loans") were acquired by the Company under the NCB MLPA. The NCB MLPA sets forth representations and warranties made by NCB in respect of the NCB Mortgage Loans, the benefit of which were assigned by the Depositor to the Trust. The NCB MLPA is annexed hereto as Exhibit 4.6

     The Column Mortgage Loans, KeyBank Mortgage Loans, PNC Mortgage Loans and NCB Mortgage Loans collectively constitute all the Mortgage Loans.

     The Company entered into an underwriting agreement dated as of February 26, 2004 by and between the Depositor and Credit Suisse First Boston LLC ("CSFB"), and various other underwriters (the "Underwriting Agreement"), with respect to the Class A-1, A-2, A-3, A-4, B and C Certificates. The Underwriting Agreement is annexed hereto as Exhibit 1.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     1.1 The Underwriting Agreement dated as of February 26, 2004, by and between the Depositor and CSFB, on behalf of itself and as representative of the other underwriters.

     4.1 The Pooling and Servicing Agreement dated as of March 11, 2004, by and among the Depositor, the Master Servicers, the Special Servicers and the Trustee.

     4.2 The First Column MLPA dated as of February 26, 2004, by and between the Depositor and Column.

     4.3 The Second Column MLPA dated as of February 26, 2004, by and between the Depositor, Column and KeyBank.

     4.4 The KeyBank MLPA dated as of February 26, 2004, by and between the Depositor and KeyBank.

     4.5 The PNC MLPA dated as of February 26, 2004, by and between the Depositor and PNC.

     4.6 The NCB MLPA dated as of February 26, 2004, by and between the Depositor and NCB.

                                  SIGNATURES


     Filings Made by the Registrant. The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on March 26, 2004.

                                    CREDIT SUISSE FIRST BOSTON MORTGAGE
                                    SECURITIES CORP.



                                    By:    /s/ Jeffrey Altabef
                                        -------------------------------
                                        Name:  Jeffrey Altabef
                                        Title: Vice President

Exhibit Index
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Exhibit                                                                  Page
-------                                                                  ----

1.1 Underwriting Agreement dated as of February 26, 2004, by and between the Depositor and CSFB and various other underwriters.

4.1 Pooling and Servicing Agreement dated as of March 11, 2004, by and among the Depositor, the Master Servicers, the Special Servicers and the Trustee.

4.2 First Column MLPA dated as of February 26, 2004, by and between the Depositor and Column.

4.3 Second Column MLPA dated as of February 26, 2004, by and between the Depositor, Column and KeyBank.

4.4 KeyBank MLPA dated as of February 26, 2004, by and between the Depositor and KeyBank.

4.5     PNC MLPA dated as of February 26, 2004,
        by and between the Depositor and PNC.

4.6     NCB MLPA dated as of February 26, 2004,
        by and between the Depositor and NCB.